Exhibit 21.1

                      National Health Laboratories Holdings Inc.
                               Listing of Subsidiaries
                                  December 31, 1994
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                       Subsidiary                  State of Incorporation
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               Intermediate Holdings Corp. I           Delaware

               Intermediate Holdings Corp. II          Delaware

               National Health Laboratories            Delaware

               La Jolla Management Corp.               Delaware

               Quality Assurance Group, Inc.           Delaware

               Executive Tower Travel Inc.             Delaware

               Allied Clinical Laboratories, Inc.
                     A Delaware Corporation            Delaware

               Allied Clinical Laboratories, Inc.
                     An Oregon Corporation             Oregon





                      National Health Laboratories Holdings Inc.
                  Names under which the Registrant conducts business
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             NHL Intermediate Holdings Corporation I
             NHL Intermediate Holdings Corporation II
             National Health Laboratories Incorporated
             La Jolla Management Corporation
             Quality Assurance Group, Inc.
             Executive Tower Travel Inc.
             Allied Clinical Laboratories, Inc.   A Delaware Corporation
             Allied Clinical Laboratories, Inc.   An Oregon Corporation
             Sierra Nevada Laboratories, Inc.
             Physicians Clinical Laboratories, Inc.
             Plaza Diagnostic Services, Inc.
             Fulton Medical Laboratory
             Hollywood Diagnostics Laboratory
             Coast Clinical Laboratories, Inc.
             Coast Medical Laboratories, Inc.
             Professional Corporations Laboratory, Ltd.
             Southern Medical Lab, Inc.
             Hoyle-Passon Laboratories, Inc.
             Cranston Medical Laboratory, Inc.
             Austin Pathology Clinical Laboratories, Inc.
             Garden City Medical Laboratory, Inc.
             Barrington Medical Laboratory, Inc.
             Spectrum Medical Service, Inc.
             Zeoli Medical Laboratory, Inc.
             Brown & Associates Medical Laboratories
             Physicians' Medical Lab Limited Partnership
             Associated Medical Services, Inc.
             Whatcom Pathology Laboratory and Blood Bank P.S. Lititiz/Community Laboratory Services
             Acculab Medical Laboratories, Inc., dba NDA Laboratories Park Medical Laboratory, Inc.
             Prineville Medical Clinic
             Hackensack Clinical Laboratory, Inc.
             Pathlabs, Inc.
             CenPath Laboratory, Inc.
             Clinpath, Inc. (South Tulsa Pathology Laboratory, Inc.) Pathex Laboratories, Inc.
             Pacific Clinical Laboratories, Inc.
             Lab Plus, Inc. (Lab Plus X-Ray)





                      National Health Laboratories Holdings Inc.
                  Names under which the Registrant conducts business
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               Omni Lab Inc.
               Delano Medical Arts Pharmacy, Inc. dba California Medical Laboratory, Inc.
               Medical Arts Laboratory, Inc.
               Quantum Laboratories, Inc.
               Accutech Medical Laboratories, Inc.
               Saddleback Medical Laboratory, a California Limited
               Partnership
               Allied Clinical Laboratories, Inc.
               MML Health Services, Inc.
               Laboratory Sciences International, Ltd.
               Physicians Clinical Laboratories
               Colorado Clinical Laboratories, Inc.
               Eastside Medical Laboratory, Inc.
               AO Northwest, Inc.
               Professional Diagnostic Laboratory, Inc.
               Biomedical Laboratories of Waterbury, Inc.
               Madison Clinical Laboratory, Ltd.
               Stroink Pathology Laboratories, Inc.